UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



       000-27241                                              94-3226488
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      (Commission                                           (IRS Employer
      File Number)                                        Identification No.)


        777 Mariners Island Boulevard, San Mateo, California        94404
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              (Address of principal executive offices)            (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant's Certifying Accountants.

     As described in Items 4.01(a) and (b) below, Keynote Systems, Inc. (the "Company" or "Registrant"), has dismissed KPMG LLP ("KPMG") as the Company's independent registered public accounting firm and engaged Deloitte & Touche LLP ("Deloitte") as its new independent registered public accounting firm.

     (a)

     (i) On December 27, 2006, the Company dismissed KPMG as its independent registered public accounting firm.

(ii) The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended September 30, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of September 30, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP's report indicated that the Company did not maintain effective internal control over financial reporting as of September 30, 2005 because of the effect of a material weakness related to the Company's accounting for income taxes

     (iii) The Company's Audit Committee made the decision to change independent accountants.

     (iv) In connection with their audits for the years ended September 30, 2005 and September 30, 2006 and in the subsequent interim periods through December 27, 2006, there have been (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on financial statements for such years, or (2) reportable events, except that KPMG advised the Company of the material weakness referred to (a) (ii) above.

     (v) The Company has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 4, 2007, is filed as
Exhibit 16.01 to this Form 8-K.

     (b) On December 27, 2006, the Company engaged Deloitte as the Registrant's independent registered public accounting firm for the fiscal year ending September 30, 2007. The Audit Committee made the decision to engage Deloitte. The Company has not consulted with Deloitte during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding either (i) the application of accounting principle to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).


Item 9.01      Financial Statements and Exhibits


               (c)   Exhibits


               16.01 Letter from KPMG LLP dated January 4, 2007



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           KEYNOTE SYSTEMS, INC.



Date: January 4, 2007                      By:   /s/ Andrew Hamer
                                                 -------------------------------
                                                 Andrew Hamer
                                                 Vice President and Chief
                                                 Financial Officer



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                                  EXHIBIT INDEX



Exhibit
Number         Description
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16.01          Letter from KPMG LLP dated January 4, 2007